UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       January 25, 2006
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                              ANTARES PHARMA, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    1-32302                  41-1350192
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 (State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)            File Number)            Identification No.)

       707 Eagleview Boulevard, Suite 414, Exton, PA              19341
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         (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code          (610) 458-6200
                                                    ----------------------------

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

During 2005, Antares Pharma, Inc. (the "Company") utilized a comprehensive independent human resource consulting firm to analyze the compensation packages for its non-employee directors, including annual cash payments, meeting fees, and equity grants. This study noted that the annual retainer paid to the directors is near the 50th percentile for the Company's peer group, but that meeting fees and equity grants to the Company's directors are below the 50th percentile for the Company's peer group. As a result, on January 25, 2006, the Board of Directors of the Company adopted a new compensation plan for the Company's directors. Effective as of January 1, 2006, the Company's directors will receive the following compensation:

     o an initial grant of 20,000 shares of the Company's common stock to each new board member;
     o an annual stock option to purchase 30,000 shares of the Company's common stock, which option will vest at a rate of twenty-five percent (25%) each quarter;
     o    an annual cash retainer of $15,000; and
     o cash compensation of $1,500 for each Board meeting attended or $1,000 for each committee meeting attended.

The Board chairperson will also receive additional annual compensation of $25,000, and each committee chairperson will receive additional annual compensation of $7,500. All cash compensation will be paid on a quarterly basis.

Item 9.01.   Financial Statements and Exhibits.

       (c) Exhibits


          10.1 Written Summary of Antares Pharma, Inc. Board of Directors Compensation Plan, dated January 1, 2006


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  February 28, 2006                   By   /s/ Jack E. Stover
                                                ------------------
                                                Jack E. Stover
                                           Its  Chief Executive Officer